UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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RINO International Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	3
PROXY STATEMENT	4
PROPOSAL 1 – ELECTION OF DIRECTORS	5
EXECUTIVE OFFICERS	7
CORPORATE GOVERNANCE	7
AUDIT COMMITTEE REPORT	11
INDEPENDENT PUBLIC ACCOUNTANT	12
COMPENSATION COMMITTEE REPORT	13
COMPENSATION DISCUSSION AND ANALYSIS	13
EXECUTIVE COMPENSATION	16
DIRECTOR COMPENSATION	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
PROPOSAL 2 – ADOPTION OF 2009 EQUITY INCENTIVE PLAN	19
STOCKHOLDER PROPOSALS	23
ANNUAL REPORT ON FORM 10-K	23
OTHER MATTERS	23

RINO INTERNATIONAL CORPORATION
11 Youquan Road, Zhanqian Street, Jinzhou District
Dalian, People’s Republic of China 116100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 8, 2010

To the Stockholders of RINO International Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of RINO International Corporation, a Nevada corporation (the “Company”), to be held at the offices of the Company, 11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian, People’s Republic of China 116100 on Friday October 8, 2010, at 10:00 A.M. local time, for the following purposes:

1.	To elect five (5) persons to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

2.	To approve the RINO International Corporation 2009 Stock Incentive Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on August 23, 2010 (the “Record Date”) are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof.

It is important that your shares are represented at the Annual Meeting.  We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.  You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the meeting, please notify us of your intentions.  This will assist us with meeting preparations.  If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it.  This will enable you to gain admission to the Annual Meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 8, 2010:  The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2009 are also available free of charge at http://www.shareholdervote.info.

By Order of the Board of Directors,

Dejun Zou
Chief Executive Officer

Dalian, China
August 27, 2010

PROXY STATEMENT
RINO INTERNATIONAL CORPORATION
11 Youquan Road, Zhanqian Street, Jinzhou District
Dalian, People’s Republic of China 116100

ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 8, 2010

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of RINO International Corporation, a Nevada corporation (the “Company,” “we” or “us”), is soliciting the enclosed proxy for the annual meeting of stockholders (the “Annual Meeting”) to be held on October 8, 2010, at 10:00 A.M. local time, at 11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian, People’s Republic of China 116100, or any continuation or adjournment thereof. At the Annual Meeting, the stockholders will be asked to vote on one or more proposals, which are listed below and described in more detail in this proxy statement.

This proxy statement, the enclosed proxy card and our 2009 Annual Report on Form 10-K are first being mailed on or about September 9, 2010, to all stockholders entitled to vote at the meeting. The Annual Report does not constitute “soliciting material” and is not to be deemed “filed” with the Securities and Exchange Commission (the “SEC”).

At the meeting, our stockholders will be asked:

1.	To elect five (5) persons to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

2.	To approve the RINO International Corporation 2009 Stock Incentive Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date; Outstanding Shares

Only stockholders of record at the close of business on August 23, 2010 (the “Record Date”) are entitled to receive notice of, and vote at, the Annual Meeting. As of the Record Date, the only class of stock entitled to vote at the meeting, and the number of shares of such class outstanding as of the Record Date were 28,605,321 shares of common stock, par value $0.0001 per share (the “Common Stock”). Each share of our Common Stock is entitled to one vote on all matters.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other proxy materials, we or our agents may supplement the solicitation of proxies by mail, telephone, internet, telegraph or in person. Following the original mailing of the proxies and other proxy materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other annual meeting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse such record holders for their reasonable expenses if requested to do so.

Revocability of Proxies

If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy card. Any person giving a proxy designation in the form accompanying this proxy statement may revoke it at any time before it is voted. A proxy designation may be revoked by (i) written notice of revocation or submission of a new proxy card sent to our Corporate Secretary at 11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian, People’s Republic of China 116100, or (ii) attending the Annual Meeting and voting in person.

Voting and Votes Required for Approval

Every common stockholder of record is entitled to one vote for each share held on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy card, you authorize Mr. Dejun Zou, or any person designated as his substitute, to represent you and vote your shares at the Annual Meeting in accordance with your instructions. If the Annual Meeting is adjourned, Mr. Zou or his substitute will be authorized to vote your shares at any adjournment or postponement of the Annual Meeting. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the Annual Meeting.

To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope, to Securities Transfer Corporation, 2591 Dallas Parkway Suite 102, Frisco, Texas 75034. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

In addition to solicitations by mail, we may solicit proxies in person, by telephone, facsimile or e-mail. In the event that additional solicitation materials are used, such materials will be filed with the SEC prior to their use.

Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent, Securities Transfer Corporation. All other votes will be tabulated by an inspector of election at the meeting.

Voting by Street Name Holders

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as “broker non-votes”).

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the outstanding shares of common stock, at the Annual Meeting, in person or by proxy. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the Annual Meeting with respect to such matter.

Shares as to which a stockholder withholds voting authority in the election of directors and broker non-votes will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast. However, those shares will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the Annual Meeting, the item will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the item. Abstentions and broker non-votes will not be counted as voting on an item and therefore will not affect the outcome of these proposals, although they are counted for purposes of determining whether there is a quorum.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2009 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2009 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our annual report, proxy statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our annual report, proxy statement, and Notice of Internet Availability of Proxy Materials for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

PROPOSALS TO STOCKHOLDERS

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Bylaws provide that our board of directors shall consist of one (1) or more to a maximum of seven (7) members, and directors shall be elected annually at the annual meeting of stockholders. Our Board of Directors is currently comprised of five (5) directors and will be comprised of five (5) directors effective immediately following the election if all the nominees are elected.

The Board of Directors has nominated for election five (5) persons as directors. Each nominee currently serves as a Company director. All of the nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the proxy holders will vote for a substitute designated by the current Board of Directors. We are not aware of any nominee who will be unable or who will decline to serve as a director.

Unless you instruct us otherwise, the designated proxy will exercise discretion to vote your proxies for the nominees named below. In the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxy cards will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

Directors Nominees	Position/Title	Age

Jianping Qiu	Chairman of the Board of Directors	43

Dejun Zou	Director and CEO	49

Kennith C. Johnson, CPA	Director	56
	Chairman of the Audit Committee
	Nominating Committee Member
	Compensation Committee Member

Xie Quan	Director	48
	Chairman of the Compensation Committee
	Audit Committee Member
	Nominating Committee Member

Zejin Li	Director	46

Director Not Standing For Re-Election	Position/Title	Age

Weiguo Zhang	Director	52
	Chairman of the Nominating Committee
	Compensation Committee Member
	Audit Committee Member

The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to us by the respective nominees:

Mr. Zou Dejun has been a Director and the Chief Executive Officer of the Company since October 2007. Mr. Zou is the founder of Dalian Rino Environment Engineering Science and Technology Co., Ltd. (“Dalian Rino”) and has been a Director and its Chief Executive Officer since 2003. He has also been a Director and the Chief Executive Officer of Dalian Innomind Environment Engineering Co., Ltd. (“Dalian Innomind”) since July 2007. Prior to founding Dalian Rino, from 1993 until 1996 Mr. Zou served as Vice President of Yingkou Special Valve Manufacturing Co., and from 1996 until 2003 he served as the chief executive officer of Dalian Yingkun Energy and Environmental Engineering, Ltd. Mr. Zou graduated from Liaoning Broadcast University, majoring in Electronic Automation.

Ms. Jianping Qiu has been the Chairman of the Board of the Company since March 2008. Ms. Qiu has been a Director and Chairman of the Board of Dalian Rino since 2003. Ms. Qiu is also a Director and Chairman of the Board of Dalian Innomind since July 2007. From 1988 to 1994, Ms. Qiu was the Director of the Finance Department of the Water & Electricity No. 5 Engineering Bureau. From 1994 through 1996 Ms. Qiu was engaged in studies at the Dalian University of Foreign Languages, and from 1996 to 2003, she served as the Chairman of the Board of Dalian Yingkun Energy and Environmental Engineering, Ltd. Ms. Qiu has won the prestigious ‘Entrepreneur of the Year’ award in the Jinzhou District of Dalian and is the holder of three patents. She currently chairs the Association of Industry and Commerce in Dalian.

Professor Xie Quan has been a Director of the Company since March 2008. Prof. Quan is the Director of the Institute for Environmental and Life Sciences of Dalian University of Technology (DUT). Professor Quan began lecturing at DUT in 1986 and has participated in visiting scholar programs at major universities and research centers in Germany, Austria, and England. He is a Senior Fellow of the China Society of Environmental Science and has authored and co-authored over 200 papers in his career. Prof. Quan earned his doctorate in chemistry from Karl-Franzens University in Graz, Austria.

Mr. Kennith Johnson, CPA, has been a Director of the Company since March 2008. Mr. Johnson’s career in public and corporate accounting stretches back to the mid-1970’s when he worked for Arthur Andersen’s New York audit practice. Since 2005, Mr. Johnson has served as Senior Vice President - CFO of Fairfax/MFX, an insurance and financial conglomerate. From 2001 to 2005 he served as Principal - Management Consultant at Johnson & Scanlon Associates. Beginning in 2004 through 2008, Mr. Johnson served as Chairman of the Audit and Compensation Committee of Interpharm Holdings, an AMEX listed company. Mr. Johnson holds an MBA in International Corporate Finance from the Stern School of Management.

Mr. Zejin Li is currently a Senior Partner of DaCheng Law Firms in China and a Senior Partner at Insighter Capital Group, a Chinese fund and capital management company. During years 1998 through 2001, Mr. Li was CEO and Chairman of the Board of Directors of Shanghai Goyeah Group, which provides strategic and mission critical IT development and system implementation for the China energy resources industry. In year 1997, Mr. Li worked as the Executive Deputy General Manager of Industrial and Commercial Bank Corporation (HK) Financial Services, Ltd. Prior to that, he was the Chairman of China National Petroleum Corporation (Papua New Guinea) Company Ltd. from 1994 through 1995 and the General Manager of Hainan Goban Enterprises Ltd. from 1991 through 1993, focusing on the petrol pipes fabrication, oil refinery and real estate development. Mr. Li graduated from the Biology Department of Jiangxi University with a Bachelor degree of Science with honor in 1983. He attended an advanced program of business administration at University of California, Berkeley from 2001 through 2005.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” EACH DIRECTOR NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of all our current executive officers along with their current positions. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Name	Age	Position
Dejun Zou	49	Chief Executive Officer and Director
Ben Wang	37	Chief Financial Officer
Li Yu	51	Chief Accounting Officer

Dejun Zou’s biographical information is set forth under “Election of Directors.”

Ben Wang has served as our Chief Financial Officer since April 27, 2010. He worked as Chief Financial Officer of China Prosperous Clean Energy Co., Ltd., an OTCBB listed company engaged in the sale of liquefied petroleum natural gas, from February 2009 to April 2010. From April 2007 to February 2009, Mr. Wang was Chief Financial Officer of New Oriental Energy & Chemical Co., Ltd., a NASDAQ Global Market listed company engaging in the sale of alternative energy products. From May 2006 to April 2007, he was an equity research analyst for Brean Murray Carret Co., Ltd., an investment banking firm. From April 2005 to May 2006 he was an associate in Risk Solutions Consulting for Standard & Poor’s. Mr. Wang has a B.E. in electronic engineering from University of Electronic Science & Technology of China, an M.E. in electrical engineering from Tsinghua University in Beijing, PRC and a Ph.D. from the Department of Decisions, Risk & Operations Management of Columbia Business School, New York.

Li Yu was appointed as our Chief Accounting Officer since November 2009 and has been the Company’s accounting manager since its inception. She graduated from Northeast Financial and Economic University in year 2008. Ms. Yu received a CFO Qualification Certificate issued by China Enterprise Confederation in January 2008.

CORPORATE GOVERNANCE
Board Meetings

In the fiscal year ended December 31, 2009, the Board of Directors unanimously approved six written consents. The Board of Directors however, did not hold any meetings during the fiscal year ended December 31, 2009.

During the fiscal year 2009, the Audit Committee unanimously approved one written consent on the adoption of the Audit Committee Charter and the approval of Audit Committee Procedures. In connection with reviewing the financial statements to be included in the Company’s Annual Report for the fiscal year ended December 31, 2009, the Audit Committee held two meetings via telephone on March 30 and March 31, 2010 respectively. All members of the Audit Committee were present at both meetings.

During the fiscal year 2009, the Compensation Committee unanimously approved one written consent on the adoption of the Compensation Committee Charter. In addition, the members of the Compensation Committee held several informal meetings, either in person or by telephone, to discuss and resolve on the matters that are in connection with the hiring of Jenny (Yi) Liu and the increase of the base salary compensation for Dejun Zou and Jianping Qiu.

Each director attended at least 75% of the meetings of the committees of the Board of Directors of which he is a member. We do not have a formal policy regarding attendance by members of the Board of Directors at an annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend the Meeting and expect such attendance except in the event of extraordinary circumstances.

Director Independence

Each of Messrs. Xie Quan, Kennith Johnson and Weiguo Zhang is an “independent director” under the Rules of NASDAQ, Marketplace Rule 4200(a)(15).

Board Leadership Structure and Risk Oversight by the Board of Directors

Our Board of Directors is responsible for overseeing the business, property and affairs of the Company. Members of our Board of Directors are kept informed of our business through discussions with our Chief Financial Officer and other officers, by reviewing materials provided to them and by participating in meetings of our Board of Directors and its committees.

Our Board of Directors is currently comprised of Dejun Zou, who serves as our President and Chief Executive Officer, Jianping Qiu, who serves as Chairman of our Board of Directors and three other independent directors, namely Kennith Johnson, Xie Quan and Weiguo Zhang. Our Board of Directors does not have a policy regarding the separation of the roles of a Director and Chief Executive Officer because our Board of Directors believes that the determination of whether to separate the roles depends largely upon the identity of the Chief Executive Officer and the membership of the Board of Directors from time to time and that there is no single best organizational model that is the most effective in all circumstances and that the shareholders’ interests are best served by allowing the Board of Directors to retain the flexibility to determine the optimal organizational structure for the Company at a given time. Currently, these roles are separate, although in years past, including 2009, they have been combined.

We believe that we, like many U.S. companies, are currently best served by having different people serve as our Chief Executive Officer and Chairman of our Board of Directors. Our Board of Directors believes that through this leadership structure, both Dejun Zou and Jianping Qiu are able to draw on their intimate knowledge and expertise of the daily operations of the Company and its business and employment relationships to provide our Board of Directors with leadership in setting its agenda and properly focusing its discussions.

The Board of Directors plays an active role, as a whole and also at the committee level, in overseeing the management of the Company’s risks.  To date, the Board has not regularly reviewed reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks.   However, the Board intends to implement such a policy during 2010.

Board Committees

Committee Membership

The following table shows the current membership on the Company’s standing committees of the Board of Directors:

Name	Audit Committee	Compensation Committee	Nominating Committee
Kennith Johnson	Chair	Member	Member
Xie Quan	Member	Chair	Member
Weiguo Zhang	Member	Member	Chair

Audit Committee of the Board of Directors

Our board of directors established an Audit Committee on April 4, 2008 and appointed Messrs. Xie Quan, Kennith Johnson and Weiguo Zhang as our audit committee members. Mr. Johnson was appointed as the Chairman of our audit committee. Each of our audit committee members is determined by our Board of Directors to be “independent” under the Rules of NASDAQ, Marketplace Rule 4200(a)(15). Our Audit Committee adopted a charter on July 15, 2008. A copy of the Audit Committee charter is available to our securities holders on the Company’s website at: www.rinogroup.com.

Audit Committee Financial Expert

Our board of directors had determined that our Chairman of the Audit Committee, Mr. Kennith Johnson, qualifies as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act.

The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to:

· our auditing, accounting and reporting practices;
· the adequacy of our systems of internal controls;
· and the quality and integrity of publicly reported financial disclosures.

In this role, the Audit Committee appoints the independent auditors and reviews and approves the scope of the audit, the financial statements and the independent auditors’ fees.

The Audit Committee exercises the powers of the Board of Directors in connection with our accounting and financial reporting practices, and provides a channel of communication between the Board of Directors and independent registered public accountants.

Nominating Committee of the Board of Directors

Our board of directors established a Nominating Committee on July 15, 2008 and appointed Messrs. Xie Quan, Kennith Johnson and Weiguo Zhang as our Nominating Committee members. Mr. Weiguo Zhang was appointed as the Chairman of our Nominating Committee. Each of our nominating committee members is determined by our Board of Directors to be “independent” under the Rules of NASDAQ, Marketplace Rule 4200(a)(15).

Our Nominating Committee adopted a charter on July 15, 2008. A copy of the Nominating Committee charter is available to our securities holders on the Company’s website at: www.rinogroup.com. The Nominating Committee identifies and considers candidates for board membership. The Nominating Committee has the power and authority to review candidates proposed by our stockholders for nomination to the Board of Directors, and to conduct appropriate inquiries into the background and qualifications of any such candidates. In connection with the private placement that we completed on October 5, 2007, Blue Ridge Investments LLC., an investor in the private placement, had the right to designate one member of the board of directors of the Company (or at their election, the board of directors of Dalian Innomind or Dalian Rino). On July 14, 2009, Blue Ridge Investments LLC entered into a letter agreement with the Company whereby it waived and relinquished such board designation right. As of the date of this Proxy Statement, Blue Ridge Investments LLC has not designated any member of the Board.

Compensation Committee of the Board of Directors

Our board of directors established a Compensation Committee on July 15, 2008 and appointed Messrs. Xie Quan, Kennith Johnson and Weiguo Zhang as our Compensation Committee members. Mr. Xie Quan was appointed as the Chairman of our Compensation Committee. Each of our Compensation Committee members is determined by our Board of Directors to be “independent” under the Rules of NASDAQ, Marketplace Rule 4200(a)(15).

Our Compensation Committee oversees and administers our executive compensation programs. The Compensation Committee seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive. The Compensation Committee’s complete roles and responsibilities are set forth in the written charter adopted by the Board of Directors on July 15, 2008. A copy of the Compensation Committee charter is available to our securities holders on the Company’s website at: www.rinogroup.com.

Nomination of Directors by Security Holders

We do not currently have procedures by which our security holders may recommend nominees to our Board of Directors. In connection with the private placement that we completed on October 5, 2007, Blue Ridge Investments LLC, an investor in the private placement, used to retain the right to designate one member of the Company’s (or at their election, Dalian Innomind’s or Dalian Rino’s) Board of Directors. On July 14, 2009, Blue Ridge Investments LLC entered into a letter agreement with the Company whereby it waived and relinquished such board designation right.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of Section 16(a) forms they file. Based upon a review of the filings made on their behalf during the fiscal year ended December 31, 2009, as well as an examination of the SEC’s EDGAR system Form 3, 4, and 5 filings and the Company’s records, the following table sets forth exceptions to timely filings:

Name	Date of Event Requiring Filing of Form 3
Yi (Jenny) Liu	06/01/2009 (1)
Li Yu	11/14/2009 (1)

(1) Date of appointment as an officer and/ or a director of the Company.

Family Relationships

There are no family relationships among our directors or executive officers, except that Mr. Dejun Zou and Ms. Jianping Qiu are married to each other.

Legal Proceedings

To our knowledge, during the last ten years, none of our directors, nominees for director or executive officers (including those of our subsidiaries) has:

·	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

·	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

·
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

·
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

·
Been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(1) Any Federal or State securities or commodities law or regulation; or
(2)Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or
(3)Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

·
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Transactions with Related Persons

Restructuring Agreements

Our CEO, Mr. Dejun Zou, and our Chairman of Board of Directors, Ms. Jianping Qiu, own 90% and 10%, respectively, of the ownership interests in Dalian Rino, our controlled variable interest entity. On October 5, 2007, Mr. Zou, Ms. Qiu, Dalian Innomind and Dalian Rino entered into a series of agreements on October 3, 2007, where Dalian Innomind assumed the control of Dalian Rino (the “Restructuring Agreements”). For more details of the Restructuring Agreements, please refer to “Our History” under Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. We, however, do not have procedures to resolve the potential conflicts of interest in performance and enforcement of the Restructuring Agreements.

Loans from Related Party

The Company owed $535,895 and $ 494,614 to Mr. Dejun Zou, our CEO and director, as of June 30, 2010 and December 31, 2009, respectively, for advances made on an unsecured basis, payable on demand and interest free. Imputed interest is charged per annum on the amount with loan in nature due at 0% and 5.24 % for the six months periods ended June 30, 2010 and 2009, respectively. Total imputed interest recorded as additional paid-in capital amounted to $0 and $13,557 for the six months ended June 30, 2010 and 2009, respectively. There was no written loan agreement entered into by the parties regarding the foregoing.

Loans to Related Party

On December 7, 2009, the Company made a loan of approximately $3,500,000 to Mr. Dejun Zou and Ms. Jianping Qiu on an unsecured and interest free basis. As of the date of this Proxy Statement, $300,000 has been repaid. Mr. Zou and Mrs. Qiu are directors and officers of the Company.

On March 31, 2010, the Company entered into a loan agreement with Mr. Dejun Zou and Ms. Jianping Qiu evidencing the terms of a loan made to them in a principal sum of $3.5 million at an annual interest rate of 5.25%. Pursuant to the loan agreement evidencing such loan, Mr. Zou and Ms. Qiu also issued a secured promissory note to the Company due on May 10, 2010. Mr. Zou and Ms. Qiu are directors and officers of the Company. The loan, with principal and accrued interest totaling approximately $3.577 million, was fully repaid on May 10, 2010.

The making of this loan and the continuation of such indebtedness thereafter until it is fully repaid create a contingent liability for a possible violation of Section 13(k) of the Exchange Act (Section 402(a) of the Sarbanes-Oxley Act of 2002). Section 13(k) provides that it is unlawful for a company, such as the Company, which has a class of securities registered under Section 12 of the Exchange Act, to directly or indirectly, including through any subsidiary, extend or maintain credit in the form of a personal loan to or for any director or executive officer of the Company.

Issuers violating Section 13(k) of the Exchange Act may be subject to civil sanctions, including injunctive remedies and monetary penalties, as well as criminal sanctions. The imposition of any of such sanctions on the Company may have a material adverse effect on our financial position, results of operations or cash flows.

Code of Ethics

The Company does not permit activities that give rise to conflicts of interest by directors, executive officers or employees. In this regard, the Company adopted a Code of Ethics in March 2008, a copy of which was previously filed as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.  The Code of Ethics is also available at our website: www.rinogroup.com.

Our Code of Ethics applies to Directors, our Chief Executive Officer, Chief Financial Officer and all of the other employees. Our Code of Ethics include standards that are reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file or submit to the SEC and in our other public communications, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violation of the code to an appropriate person or person identified in the code, and (v) accountability for adherence to the code.

Stockholders Communication

We encourage stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Ms. Bin Luan, Corporate Secretary, RINO International Corporation, 11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian, People’s Republic of China 116100. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Committee is comprised of three directors and operates under a written charter adopted by the Board of Directors. All of the audit committee members are independent as defined by the rules of the NASDAQ Stock Market, and as that term is defined in Section 10A of the Securities Act of 1934, as amended. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal control. In fulfilling its responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, the quality and acceptability of the Company’s financial reporting and controls.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 114 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the auditors’ written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. Furthermore, the Audit Committee has considered whether the provision of non-audit services by the independent auditors for the fiscal year ended December 31, 2009 is compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

Management is responsible for the Company’s financial reporting process, including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the independent auditors’ report on the Company’s financial statements.

The Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

The Audit Committee is pleased to submit this report to the stockholders with regard to the above matters.

/s/ Kennith Johnson (Chairman)
/s/ Xie Quan
/s/ Weiguo Zhang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

INDEPENDENT PUBLIC ACCOUTANT

On April 29, 2008, our board of directors approved our termination of Jimmy C.H. Cheung & Co. CPAs as our independent auditors. At the same time, Moore, Stephens Wurth Frazer and Torbet, LLP (“MSWFT”), located at 135 South State College Blvd., Suite 300, Brea, CA 92821 was approved by our audit committee and board of directors to be our new independent accountant. Effective on January 1, 2010, certain partners of MSWFT and Frost, PLLC (“Frost”) formed Frazer Frost, LLP, which became the Company’s new independent accounting firm.

Fees and Services of Independent Public Accountants

1. Jimmy C.H. Cheung & Co.

Fiscal Year Ended
December 31, 2008
Audit Fees*	$1,200
Audit Related Fees	-
Tax Fees	-
All Other Fees	-
Total	$1,200

* The $1,200 audit fee was incurred in connection with the issuance of the audit report by Jimmy C. H. Cheung & Co. on the Company’s annual financial statements for fiscal year 2007.

2. Frazer Frost (successor entity of Moore Stephens Wurth Frazer and Torbet, LLP)
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2009	December 31, 2008
Audit Fees**	$190,000	$190,000
Audit Related Fees	$50,000	-
Tax Fees	$43,000	-
All Other Fees	-	-
Total	$283,000	$190,000

** The $190,000 and $190,000audit fee was incurred in connection with the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Form 10-K and 10-Qs for fiscal years 2009 and 2008.

In the event that we should require substantial non-audit services, the Audit Committee of the Board of Directors would approve such services and the fees therefore.

All of the above services were pre-approved by the Company’s Audit Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

Compensation Committee
/s/ Xie Quan (Chairman)
/s/ Kennith Johnson
/s/ Weiguo Zhang

COMPENSATION DISCUSSION AND ANALYSIS

Overview

We intend to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for PRC private companies in northeastern China to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

In July 2008, our board of directors established a compensation committee comprised of independent directors. The Compensation Committee will perform periodically a strategic review of the compensation program for our executive officers to determine whether it provides adequate incentives and motivation to our executive officers and whether it adequately compensates our executive officers relative to comparable officers in other companies with which we compete for executives.  Those companies may or may not be public companies or companies located in the PRC or even, in all cases, companies in a similar business.

General design philosophy of the Company’s compensation policies and practices.

Compensation programs for the Company’s employees generally are designed to attract, retain and motivate employees who contribute to the achievement of corporate goals and objectives. Elements of employee compensation presently consist of base salaries, an annual cash incentive plan and equity compensation, such as stock options, in order to achieve a balance between cash and other compensation. Our compensation program for the employees is designed and implemented to maximize value for shareholders over the long term by aligning incentive criteria with that of the long-term goals of the Company. We believe that the quality of the Company’s employees is a key driver of long-term stockholder value. Establishing and maintaining employees’ long-term commitment to us is critical to the development of our system production, as development of new systems often takes years, and time to market is critical to our business success.

The primary actions by the Compensation Committee in fiscal year 2009 were to insure that employees were provided incentives to meet the Company’s goals, increase profitability, and maximize value for shareholders over the long term. The Company strove to provide competitive employee compensation programs that would help to attract highly qualified individuals necessary to continue to grow the Company. The Committee has implemented an annual cash and stock incentive plan in order to accomplish its goals and to ensure that the employee compensation program is consistent with its directions, stated vision and culture.

Competitive incentive compensation was based upon the achievement of expected performance targets, with substantial upside potential tied to exceptional contribution and goal attainment, resulting in above-market compensation.

Incentive considerations in structuring its compensation policies and practices or in awarding and paying compensation.

The Compensation Committee believes that an effective compensation program should provide base annual compensation that is reasonable in relation to an individual employee’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our company.

In structuring its compensation policies and practices the Compensation Committee takes into account incentive factors it deems relevant to the specific compensation component being considered, including: compensation paid by other business organizations of comparable size in the same industry and related industries; profitability; the attainment of annual individual and business objectives; an assessment of individual contributions and performance relative to others; and historic compensation awards. Any decision is made by members of the Compensation Committee jointly and such authority is not delegated to anyone.

The specific items of corporate performance can be grouped into the categories listed below.  The Company’s performance levels for determining compensation differ by individual based on the individual’s roles, functions and responsibility within the Company.

O	Financial — we evaluate measures of Company financial performance, including revenue growth, gross margins, operating margins and other measures such as expense management.

O	Strategic — we monitor the success of our executive team and employees in furthering the strategic success of the Company, including the development of the Company’s product pipeline.

O
Operational — we include operational measures in our determination of success, including our production capacity and capability, the timeliness and effectiveness of new product launches, the execution of important internal Company initiatives and customer growth and retention.

The Committee considered the totality of the information presented (including external competitiveness, the performance review, Company performance, progress towards strategic objectives and internal equity) and applied its knowledge and discretion to determine the compensation for each executive officer and employee. The Committee may reassess the proper level of equity and cash compensation in light of the company’s improved profitability and shareholder value creation. Based on the foregoing objectives, the Committee has structured the Company’s annual cash and incentive-based cash and non-cash executive and employee compensation to motivate executives and other employees to achieve the business goals set by the Company, to reward the executives and other employees for achieving such goals, and to retain the executives and other qualified employees.

Compensation Elements

Each of the elements serve an important role in supporting the Company’s  pay-for-performance philosophy and in realizing our compensation program objectives:

Base Compensation

The Company provides named executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for the named executive officers are determined for each executive based on his or her position and responsibility.

During its review of base salaries for executives and other employees, the Compensation Committee primarily considers:

·	the negotiated terms of each employee employment agreement;

·	internal review of the employee compensation, both individually and relative to other employees; and

·	individual performance of the employee.

Salary levels are typically considered annually as part of the Company’s performance review process, as well as upon a change in job responsibility. The Compensation Committee considers the facts presented by each individual case including, but not limited to, the employee’s longevity with the Company, his or her educational background and experience, the particular responsibilities of his or her position, the compensation of others with similar background credentials and responsibilities, and his or her past level of performance, as well as prospective assumptions.  It is important for the Company to remain competitive with not only its domestic competition, but also its competitors participating in world markets.  Therefore, the Company attempts at all levels of management and operations to control costs such that the Company can strive for a relatively low-cost structure.  Merit-based increases to salaries are based on the Compensation Committee’s assessment of the individual’s performance. This element is important because, in our experience, prospective employees view salary levels as the most important determinant of where they choose to work.  In order to maintain an advantageous cost structure, it is necessary that the Company provide enhancement to base compensation when certain levels of profitability are achieved.

Long-Term Equity Incentives

The Compensation Committee believes that performance criteria under annual and long-term incentive plans include measures of performance and measures of the quality of that performance, this dual approach mitigates the potential that executives and general employees will aim to achieve increases in measures such as sales or growth while not focusing on the value creation or sustainability of such performance.

Annual incentive program, such as stock incentive program does not make up a disproportionate share of the total annual executive compensation opportunity therefore jeopardizing long-term performance. As compared to the performance of the Company’s peer group, the range of performance, and corresponding payouts, is within a realistic range of results. Also, the annual incentive plan has limited total payouts to a reasonable level as determined by the compensation committee, to avoid encouraging decisions that maximize short-term earnings opportunities.

The relationship between performance criteria and payouts under the annual incentive award are consistent with targeted performance under the long-term incentive awards. Both types of awards are intended to encourage consistent contribution to the sales and marketing of our products and sustainable performance in the various positions held by executive officers and general employees.

The Compensation Committee believes the long-term incentive performance measures are based on the Company’s current and probable future growth thus does not require excessively risky behavior to realize target or above target payouts. It is the Compensation Committee’s view that specific mix of annual compensation, stock incentive plan and long term equity awards serve the best interests of the shareholders and the Company.

The Compensation Committee is obligated to meet with the Company’s principal financial officer prior to approving financial incentive criteria and meet with him periodically to facilitate a complete understanding of how the Company’s financial performance interacts with its strategy on compensation programs. For all the above reasons the Compensation Committee believes the incentive designs implemented by the Company effectively mitigate or avoid excessive risk-taking behavior by the Company’s executives and general employees.

In July 2009, our Board of Directors adopted RINO International Corporation 2009 Stock Incentive Plan (the “Plan”) to enhance the profitability and value of the Company for the benefit of its shareholders by enabling the Company to offer certain eligible employees, consultants and non-employee directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s shareholders.

The aggregate number of shares of our Common Stock that may be issued under the Plan is 2,500,000 shares, subject to adjustment under the Plan.

Outstanding Equity Awards

The following table provides information on all restricted stock and stock option awards held by our named executive officers as of June 30, 2009.

Outstanding Equity Awards at Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Yi (Jenny) Liu Former Chief Financial Officer	—	50,000	(1)	—	$6.15	(2)	—	—	—	—

(1) As of December 31, 2009, Ms. Yi (Jenny) Liu had options to purchase 50,000 shares of the Company’s common stock at an exercise price of $6.15 per share, to vest in 3 equal annual installments beginning on June 30, 2010. However, on August 12, 2010, the Company entered into a Separation Agreement with Yi (Jenny) Liu (the “Separation Agreement”), who resigned as the Company’s former CFO on April 27, 2010. The Separation Agreement, which amended Section 5(B) of her original employment agreement with the Company dated June 30, 2009, provided that Ms. Liu shall receive options to purchase 10,000 shares of the Common Stock, rather than 50,000 shares, at the exercise price of $6.15 per share, vesting immediately upon the execution of the Separation Agreement. Such options to purchase 10,000 shares of Common Stock will expire in three years from the vesting date.

(2) The options to purchase 50,000 shares (which were replaced with the options to purchase 10,000 shares referred to in footnote (1)) were to expire on the third anniversary after each installment of options were vested.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members is, or was ever, an officer or employee of the Company or any of its subsidiaries, nor did any of the Compensation Committee members have any relationship requiring disclosure by the Company under any subsection of Item 404 of Regulation S-K promulgated by the SEC. During the last fiscal year, none of the executive officers of the Company served on the Board of Directors or on the compensation committee of any other entity, any of whose executive officers served on the Board.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth information concerning the compensation of the named executive officers for each of the fiscal years ended December 31, 2008 and December 31, 2009:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified compensation earnings ($)	All other compensation (4)	Total ($)
Zou Dejun (1)	2008	69,192	-	15,748,992	-	-	-	-	15,818,184
	2009	99,192	-	-	-	-	-	-	99,192
Qiu Jianping (1)(2)	2008	69,192	-	1,749,888	-	-	-	-	1,819,080
	2009	99,178	-	-		-	-	-	99,178
Jenny Liu (3)	2008	0	-	0	(3)	-	-	-	-
	2009	70,000	-	0	(3)		-	-	70,000
Li Yu (4)	2008	7,941	21,972	-	-	-	-	-	29,913
	2009	7,941	29,281	-	-	-	-	-	37,222
Bruce Richardson (5)	2008	155,682	-	0	-	-	-	-	155,682
	2009	-	-			-	-	-	-

Notes to “Summary Compensation Table”

(1) Escrowed Share Arrangement

Pursuant to the Securities Purchase Agreement, dated October 5, 2007, 5,580,000 shares of our common stock beneficially owned by our founders, Zou Dejun and Qiu Jianping, who, through The Innomind Trust, were required to be deposited into an escrow account in order to secure our obligation under the Securities Purchase Agreement and Make Good Escrow Agreement, dated October 5, 2007, among the Company and certain investors (respectively, the “Security Purchase Agreement” and the “Make Good Escrow Agreement”), where we were required to deliver to such investors the shares in the escrow account in the event we fail to achieve certain after-tax net income targets for fiscal years 2007 and 2008. If any Make Good Escrow Shares, as defined under the Make Good Escrow Agreement, are released to the company management or employees, the value of such shares at the time of release will be recorded as compensation expense with a corresponding offset to additional paid-in capital in accordance with SFAS 123(R) paragraph 11.

As a result of us achieving the 2007 earnings targets, presently, there are 3,906,000 shares remaining in escrow.  For fiscal year 2008, the earnings targets were $28.0million in after-tax net income and $1.12 in earnings per share on a fully diluted basis.  We met these earnings targets for fiscal year 2008, and as a result, the 3,906,000 shares then in escrow were released to the Innomind Trust with Mr. Zou and Ms. Qiu as the sole beneficiaries. Under U.S. generally accepted accounting principles, the release of any of such escrow shares to any of our employees based on our fulfillment of stated performance thresholds constitutes a compensatory plan to such employees, which requires us to record a corresponding compensation expense in our financial statements.  The key provisions of SFAS-123R require that share-based compensation awards to employees be measured at the grant-date fair value and the cost recognized over the period during which the employee is required to provide service in exchange for the award. The grant date of the escrowed share agreement is October 5, 2007 and the grant date fair value is $4.48 per share. The 3,515,400 shares of our Common Stock were released to the Innomind Trust, which are deemed as beneficially owned by Mr. Zou were recognized as a stock award to him in 2008 with a value of $15,748,992. The 390,600 shares of our Common Stock were released to the Innomind Trust, which are deemed beneficially held by Ms. Qiu were recognized as a stock award to her in 2008 with a value of $1,749,888.

(2) Chairman of the Board is an executive officer position in Dalian Rino and Dalian Innomind.

(3) Yi (Jenny) Liu was the CFO of the Company from June 30, 2009 through April 27, 2010. On August 12, 2010, the Company entered into a Separation Agreement with Yi (Jenny) Liu (the “Separation Agreement”), who resigned as the Company’s former CFO on April 27, 2010. The Separation Agreement, which amended Section 5(B) of her original employment agreement with the Company dated June 30, 2009, provided that Ms. Liu shall receive options to purchase 10,000 shares of the Common Stock, rather than 50,000 shares, at the exercise price of $6.15 per share, vesting immediately upon the execution of the Separation Agreement. Such option to purchase 10,000 shares of Common Stock will expire in three years from the vesting date.

(4) Pursuant to that certain employment agreement dated February 28, 2010, Yu Li is employed by Dalian Rino as its Chief Accounting Officer at an annual compensation of $7,941 with annual bonus of $29,281.

(5) Mr. Richardson was the Company’s Chief Financial Officer and Secretary from September 27, 2007 through September 5, 2008.

Employment Agreements

We have not used a compensation consultant to determine or recommend the amount or form of executive or director compensation, but we believe that our executive officer compensation package is comparable to similar businesses in our location of operations.

We have employment agreements with each of our executive officers, which are summarized below.

•
Dejun Zou. Pursuant to an employment agreement dated August 1, 2007, Zou Dejun is employed by Dalian Innomind as its Manager at a monthly salary of 40,000 RMB (approx. $5,230). The employment agreement expires on December 31, 2010. Under the agreement, Mr. Zou’s salary is subject to adjustment commensurate with Dalian Innomind’s revenues, but in no event less than the lowest standard salary prescribed by the Dalian city government. In addition, Mr. Zou is entitled to annual vacation in compliance with PRC rules pertaining to the same. The agreement is terminable by Dalian Innomind for cause, on 30 days notice.

Mr. Zou has also signed a non-competition/non-disclosure agreement with the Company.

•
Jianping Qiu. Pursuant to an employment agreement dated August 1, 2007, Qiu Jianping is employed by Dalian Innomind as its Chairman of the Board at a monthly salary of 40,000 RMB (approx. $5,230). In the PRC, this position is an executive officer position, instead of a directorship. The employment agreement expires on December 31, 2010. Under the agreement, Ms. Qiu’s salary is subject to adjustment commensurate with Dalian Innomind’s revenues, but in no event less than the lowest standard salary prescribed by the Dalian city government. In addition, Ms. Qiu is entitled to annual vacation in compliance with PRC rules pertaining to the same. The agreement is terminable by Dalian Innomind for cause, on 30 days notice.

Ms. Qiu has also signed a non-competition/non-disclosure agreement with the Company.

•
Ben Wang. Pursuant to an employment agreement dated August 12, 2010, Ben Wang is employed by RINO International Corporation as the Company’s Chief Financial Officer for a term of 3 years, which commenced on April 27, 2010. Mr. Wang’s base salary is RMB 1,000,000 per annum after tax, or RMB 83,333 per month, payable monthly in arrears on the 10th day of each month. Pursuant to such employment agreement, the Company also entered into a Non-Qualified Stock Option Agreement with Mr. Wang, where Mr. Wang was granted 150,000 options to purchase our Common Stock at an exercise price of $20 per share, vesting in 3 equal annual installments beginning on April 19, 2011. Each installment of options, once vested, will expire on the fifth anniversary of its vesting date. Under this employment agreement, Mr. Wang is entitled to four weeks of paid vacation per year. The employment agreement is terminable on 30 days notice, and contains non-competition and non-disclosure covenants.

•
Li Yu. Pursuant to employment agreements dated September 11, 2008 and February 28, 2010, Yu Li is employed by Dalian Rino as the its Chief Accounting Officer at an annual compensation of $7,941. Under the employment agreements, Ms. Yu Li is entitled to 20 days of paid vacation per year. The agreements are terminable on 30 days notice, and contain non-competition and non-disclosure covenants. During the fiscal year ended December 31, 2009, Ms. Yu also received a bonus of $29,281. Ms. Yu also has signed a confidentiality agreement with the Company.

DIRECTOR COMPENSATION

Commencing in 2008, each of our independent directors is paid a $2,000 cash retainer per quarter and $500 for each board meeting or committee meeting attended. We also reimburse our directors for actual, reasonable and customary expenses incurred in connection with the performance of their duties as board members. Set forth below is information concerning the compensation of the directors for fiscal years 2009 and 2008.

For the fiscal year ended December 31, 2009
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Dejun Zou	0						0
Jianpine Qiu	0						0
Weiguo Zhang	8,000						8,000
Xie Quan	8,000						8,000
Kennith Johnson	28,112	$8,960					40,112

For the fiscal year ended December 31, 2008
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Zou Dejun	0	-	-	-	-	-	0
Qiu Jianpine	0	-	-	-	-	-	0
Zhang Weiguo	6,000	-	-	-	-	-	6,000
Quan Xie	6,000	-	-	-	-	-	6,000
Kennith Johnson	24,076	-	-	-	-	-	24,076

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 27, 2010 by (i) any person or group with more than 5% of our voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of August 27, 2010, we had 28,605,321 shares of common stock outstanding. In determining the percent of common stock owned by a stockholder on August 27, 2010, (a) the numerator is the number of shares of common stock beneficially owned by such stockholder, including shares the beneficial ownership of which may be acquired, within 60 days upon the conversion of convertible securities or the exercise of warrants held by such stockholder, and (b) the denominator is the sum of (i) 28,605,321, the number of shares outstanding on August 27, 2010, and (ii) the total number of shares underlying the convertible securities and warrants, which such stockholder has the right to acquire within 60 days following August 27, 2010.

Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o the Company, at 11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian, People’s Republic of China 116100.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Dejun Zou, Director and CEO	16,109,679	(1)(2)	56.32%

Common Stock	Jianping Qiu, Director and Chairman of the Board	1,789,964	(1)(2)	6.26%

Common Stock	Xie Quan, Director	0		0%

Common Stock	Kennith C. Johnson, Director	4,000	(3)	* %

Common Stock	Weiguo Zhang, Director	0		0%

Common Stock	Ben Wang, CFO	0	(4)	0%

Common Stock	Li Yu, Controller	0		0%

Common Stock	All Directors and Officers of the Company as a group (3 people )	17,903,643		62.59%

* Less than 1%

(1) 17,899,643 shares of our common stock are owned of record by the Innomind Trust, a British Virgin Islands trust, of which Zou Dejun, the Company’s Chief Executive Officer, is the beneficiary of 16,109,679 shares (the “Zou Shares” ), and Qiu Jianping, the Company’s Chairman of the Board, is the beneficiary of 1,789,964 shares (the “Qiu Shares”). Each retains voting and investment power over his/her respective shares. Mr. Zou and Ms. Qiu are married. Mr. Zou disclaims beneficial ownership of the Qiu Shares, and Ms. Qiu disclaims beneficial ownership of the Zou Shares.

(2) As a closing condition to the private placement completed on October 5, 2007, Zou Dejun and Qiu Jianping agreed to place in escrow for the benefit of the private placement investors 5,580,000 shares of common stock, some or all of which were distributable to the investors in the event the Company failed to attain specified financial performance milestones.  During the fiscal year ended December 31, 2009, 3,906,000 shares were released to the Innomind Trust because the Company has achieved the earnings threshold for 2008 required under the securities purchase agreement related to such private placement transaction. As of the date of this Proxy Statement, all 5,580,000 shares in escrow have been released to the Innomind Trust.

(3) On May 13, 2009, Mr. Johnson received a grant of 2,000 shares of the Company’s Common Stock as compensation for his services as Chairman of the Company’s Audit Committee in the fiscal year ended December 31, 2008. On June 21, 2010, Mr. Johnson received another grant of 2,000 shares of the Company’s Common Stock as compensation for his services as Chairman of the Company’s Audit Committee in fiscal year ended December 31, 2009.

(4) Does not include an aggregate of 150,000 shares of our Common Stock issuable to Mr. Wang upon exercise of options at an exercise price of $20 per share. Such options are not exercisable within the next 60 days.

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our Company.

PROPOSAL 2
2009 RINO STOCK INCENTIVE PLAN

On July 1, 2009, the Board of Directors of the Company adopted the RINO International Corporation 2009 Stock Incentive Plan (the “Plan”) to enhance the profitability and value of the Company for the benefit of its shareholders by enabling the Company to offer certain eligible employees, consultants and non-employee directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s shareholders.

The aggregate number of shares of our Common Stock that may be issued under the Plan is 2,500,000 shares, subject to adjustment under the Plan.

The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto Annex A.

Summary

Administration. The Plan is administered by a committee, which consists of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Exchange Act, an outside director as defined under Section 162(m) of the Internal Revenue Code and an independent director as defined under FINRA Rule 4200(a)(15) (the “Plan Committee”); provided that with respect to the application of the Plan to non-employee directors, the Plan will be administered by the Board of Directors (and references to the Plan Committee include the Board of Directors for this purpose). Currently, the Compensation Committee serves as the Plan Committee under the Plan.

The Plan Committee has full authority to administer and interpret the Plan, to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards will be set forth in written agreements that are consistent with the terms of the Plan. Awards under the Plan may not be made on or after the tenth anniversary of the Plan’s adoption by the Board of Directors, except that awards (other than stock options or stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will not be made after the fifth anniversary of the Plan’s approval by the Company’s stockholders unless the performance goals are re-approved by the stockholders.

Eligibility and Types of Awards. All of our employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, performance shares, restricted stock and other stock-based awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Internal Revenue Code) are eligible to be granted incentive stock options under the Plan.

Available Shares. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted may not exceed 2,500,000 shares, which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. The number of shares of Common Stock which may be issued under the Plan shall be increased ant the end of each fiscal year in the same proportion as the issued and outstanding Common Stock increased during such fiscal year, subject to a 10% maximum. In general, if awards under the Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Plan.

The maximum number of shares of Common Stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Internal Revenue Code and may be granted under the Plan during any fiscal year to any eligible employee or consultant will be such number of shares as determined by the Committee from time to time. The total number of shares of Common Stock with respect to all awards that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be such number of shares as determined by the Committee from time to time. There are no annual limits on the number of shares of Common Stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum number of shares of Common Stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year shall be such number of shares as determined by the Committee from time to time. The maximum number of shares of Common Stock with respect to which any stock option (other than incentive stock options), stock appreciation right, performance share or other stock-based award that may be granted under the Plan during any fiscal year to any non-employee director will be such number of shares as determined by the Committee from time to time. The total number of shares of Common Stock with respect to all awards that may be granted under the Plan during any fiscal year to any non-employee director will be such number of shares as determined by the Committee from time to time.

The Plan Committee will adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award to reflect certain changes in our capital structure or business by reason of certain corporate transactions or events.

Awards Under the Plan

The following types of awards are available under the Plan:

Stock Options. The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as a may be acceptable to the Committee, including, without limitation, surrender of stock options for cashless exercise or by payment in full o in part in the form of Common Stock.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). An SAR is a right to receive a payment in Common Stock or cash (as determined by the Plan Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR. The Plan Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Plan) or such other event as the Plan Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock. The Plan Committee may award shares of restricted stock. Except as otherwise provided by the Plan Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Plan Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Plan Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Internal Revenue Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be as determined by the Plan Committee from time to time.

Performance Shares. The Plan Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The recipient of a grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Plan Committee at the time of grant. The performance goals for performance shares will be as determined by the Plan Committee from time to time. A minimum level of acceptable achievement will also be established by the Plan Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Plan Committee in cash, shares of Common Stock or any combination thereof.

Other Stock-Based Awards. The Plan Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Plan Committee shall determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Internal Revenue Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be as determined by the Committee from time to time

Performance Goals. The Plan Committee may grant awards of restricted stock, performance shares, and other stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. Performance goals may also be based on individual participant performance goals, as determined by the Plan Committee, in its sole discretion.

In addition, all performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Plan Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control. Unless otherwise determined by the Plan Committee at the time of grant or in a written employment agreement, awards subject to vesting and/or restrictions will accelerate and vest, or restrictions will lapse, upon a change in control (as defined in the Plan) of the Company. In addition, such awards will be, in the discretion of the Plan Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s Common Stock paid in a change in control over the exercise price of the award(s) (or cancelled and extinguished pursuant to the terms of a merger or other purchase agreement), or (iii) cancelled if the price of the Company’s Common Stock paid in a change in control is less than the exercise price of the award. The Plan Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Amendment and Termination. Notwithstanding any other provision of the Plan, the Board of Directors may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of our stockholders will be obtained to the extend required by Nevada law, Sections 162(m) and 422 of the Internal Revenue Code, The Nasdaq Global Market or the rules of such other applicable stock exchange, as specified in the Plan.

Miscellaneous. Awards granted under the Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences.

The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, and (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its information statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

Future Plan Awards. No equity-based awards have been approved at this time to any employee, officer, non-employee director or consultant pursuant to the Plan.

New Plan Benefits

The Plan Committee, in its sole discretion, will determine the number and types of awards that will be granted under the Stock Incentive Plan. Accordingly, it is not possible to determine the benefits that will be received by eligible participants if the Stock Incentive Plan is approved by our shareholders.

Equity Compensation Plan Information

The following table sets forth the number of shares of Common Stock subject to option grants made under the Plan from inception through the date of this Proxy Statement, together with the weighted average exercise price per share in effect for such option grants made. No other grants have been made under the Plan since the Plan’s inception.

Name and title	Number of Shares Underlying Options Granted (#)	Weighted Average Exercise Price Per Share ($)

Ben Wang, Chief Financial Officer	150,000	$20
Yi (Jenny) Liu, former Chief Financial Officer	10,000	$6.15

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the approval of the Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2 SET FORTH ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” PROPOSAL 2 UNLESS A VOTE AGAINST IT OR AN ABSTENTION IS SPECIFICALLY INDICATED.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by April 29, 2011 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.  If a stockholder intends to submit a proposal at next year’s annual meeting of stockholders, which proposal is not intended to be included in the our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than July 12, 2011 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act.   As to all such matters which we do not have notice on or prior to July 12, 2010, discretionary authority shall be granted to the persons designated in our proxy related to the 2011 annual meeting of stockholders to vote on such proposal.

GENERAL

Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 1 and Proposal No. 2.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including the financial statements and schedules thereto. Requests for copies of such report should be directed to Mr. Ben Wang, c/o the Company at 11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian, People’s Republic of China 116100.

OTHER BUSINESS

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy card, his or her shares of common stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Dejun Zou

Dejun Zou,
Chief Executive Officer
Dalian, China

August 27, 2010

ANNEX A

RINO INTERNATIONAL CORPORATION

2009 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1          “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2          “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code. For purposes of this Plan, Dalian RINO Environment Engineering Science and Technology Co., Ltd., and its current and future Affiliate, shall each be deemed an “Affiliate” of the Company.

2.3          “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4          “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5          “Board” means the Board of Directors of the Company.

2.6          “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Nevada law.

2.7          “Change in Control” has the meaning set forth in Section 13.2.

2.8          “Change in Control Price” has the meaning set forth in Section 13.1.

2.9          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10        “Committee” means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” for purposes of the applicable stock exchange rules; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11        “Common Stock” means the common stock, $0.0001 par value per share, of the Company.

2.12        “Company” means RINO International Corporation, a Nevada corporation, and its successors by operation of law.

2.13        “Consultant” means any individual or entity who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

2.14        “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.15        “Effective Date” means the effective date of this Plan as defined in Article XVII.

2.16        “Eligible Employees” means each employee of the Company or an Affiliate.

2.17        “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.18        “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.19        “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

2.20        “GAAP” has the meaning set forth in Section 11.2(c)(ii).

2.21        “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22        “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.23        “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.24        “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

2.25        “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.26        “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.27        “Performance Goals” means, for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards, Performance Shares and/or Performance-Based Cash Awards, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) of the performance goals established by the Committee.

2.28        “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

2.29        “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

2.30        “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.31        “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.32        “Plan” means this RINO International Corporation 2009 Stock Incentive Plan, as amended from time to time.

2.33        “Reference Stock Option” has the meaning set forth in Section 7.1.

2.34        “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.35        “Restriction Period” has the meaning set forth in Subsection 8.3(a).

2.36        “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.37        “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.38        “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.39        “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.40        “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.41        “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.42        “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.43        “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.44        “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.45        “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.46        “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.47        “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.48        “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1         The Committee. The Plan shall be administered and interpreted by the Committee.

3.2         Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards, and (vi) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)
to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g)
to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, subject to, and in accordance with, Section 409A of the Code;

(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and

(i)
to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award.

3.3          Guidelines. Subject to Article XIV hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4          Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5          Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6          Designation of Consultants/Liability.

(a)
The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)
The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7         Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE LIMITATION

4.1         Shares.

(a)
General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 2,500,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both; provided, however, that such number shall be increased at the end of each fiscal year of the Company in the same proportion as the issued and outstanding stock of the Company during such fiscal year; subject to a maximum of 10% of the issued and outstanding stock of the Company. If any Award granted under this Plan expires, terminates, is canceled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under the Plan, as provided in this Section 4.1(a). If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. Notwithstanding anything herein to the contrary, other than with respect to Incentive Stock Options, any share of Common Stock subject to an Award that again becomes available for grant pursuant to this Section 4.1(a) shall be added back to the aggregate maximum limit.

(b)	Individual Participant Limitations.

(i)           The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be such number of shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2) as determined by the Committee, provided that the maximum number of shares of Common Stock for all types of Awards does not exceed such number of shares as determined by the Committee (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)            The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights, Performance Shares or Other Stock-Based Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be such number of shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2) as determined by the Committee, provided that the maximum number of shares of Common Stock for all types of Awards does not exceed such number of shares as determined by the Committee (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director's individual share limitations for both Stock Appreciation Rights and Stock Options.

(iii)           There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

(iv)           The maximum number of shares of Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be such number of shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) as determined by the Committee with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

(v)            The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of Performance Goals in accordance with Section 11.2(c) herein which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be as determined by the Committee.

(vi)           The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2          Changes.

(a)
The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)
Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c)
Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)
In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XIII shall apply.

4.3          Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY – GENERAL REQUIREMENTS FOR AWARDS

5.1          General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of this Plan. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.2          Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3          General Requirement. The vesting and exercise of Awards granted to a prospective employee, consultant or non-employee director are conditioned upon such individual actually becoming an Eligible Employee or Consultant, or Non-Employee Director.

5.4          Minimum Vesting Requirement. Except as determined by the Committee as evidenced in writing by an Award, no Award granted hereunder shall vest and become exercisable prior to the first year anniversary of the date that the Award was granted; provided, however, that the foregoing minimum vesting requirement shall not apply in the case of the death or Disability of a Participant or upon the occurrence of a Change in Control.

ARTICLE VI

STOCK OPTIONS

6.1          Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2          Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3          Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)
Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)
Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions or as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)
Method of Exercise. Subject to whatever installment exercise and waiting period provisions applicable under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)
Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of such Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of such Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(g)
Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(h)
Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(i)
Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1          Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2          Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)
Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)
Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(d)
Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)
Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f)
Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3         Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4         Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c)
Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)
Method of Exercise. Subject to whatever installment exercise and waiting period provisions applicable under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)
Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)
Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5         Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

8.1         Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets or such other factors as the Committee may determine, in its sole discretion, including compliance with the requirements of Section 162(m) of the Code.

8.2         Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)
Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)
Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)
Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the RINO International Corporation (the “Company”) 2009 Stock Incentive Plan (the “Plan”) and an agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and agreement are on file at the principal office of the Company.”

(d)
Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3         Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)
Restriction Period. (1) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in a Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(ii)           Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(b)
Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)
Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

9.1         Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below.

9.2         Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)
Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c)
Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d)
Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)
Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)
Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X

OTHER STOCK-BASED AWARDS

10.1      Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

10.2      Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)
Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)
Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c)
Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)
Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

(e)	Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI

PERFORMANCE-BASED CASH AWARDS

11.1      Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, such Awards shall be made, the dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the payment of a dollar amount under such Awards upon the completion of a specified Performance Period.

For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

11.2      Terms and Conditions. Performance-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)
Vesting of Performance-Based Cash Award. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to Section 11.2(c) are achieved and the percentage of the Participant’s individual target award has been vested and earned.

(b)
Waiver of Limitation. In the event of the Participant’s Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

(c)	Objective Performance Goals, Formulae or Standards.

(i)           The Committee shall establish the objective Performance Goals and the individual target award (if any) applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(ii)          The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.

(d)
Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in accordance with the terms and conditions of the Award agreement.

ARTICLE XII

TERMINATION

12.1      Termination. The following rules apply with regard to the Termination of a Participant.

(a)	Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i)            Termination by Reason of Death or Disability. If a Participant’s Termination is by reason of death or Disability, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii)           Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii)          Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(2) below), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv)          Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in sub-section (iii) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(v)           Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)
Rules Applicable to Restricted Stock, Performance Shares, Other Stock-Based Awards and Performance-Based Cash Awards.  Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares, Other Stock-Based Awards or Performance-Based Cash Awards shall be forfeited

ARTICLE XIII

CHANGE IN CONTROL PROVISIONS

13.1      Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)
Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation §  1.424-1 (and any amendments thereto).

(b)
The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)
The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

13.2      Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement (or other written agreement approved by the Committee including, without limitation, an employment agreement), a “Change in Control” shall be deemed to occur on the occurrence of any of the following:

(a)
An acquisition of any common stock or other voting securities of the Company entitled to vote generally for the election of directors (the "Voting Securities") by any “Person” or “Group” (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a “Change in Control” has occurred, shares of Common Stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) the Company, (ii) any Subsidiary or (iii) any employee benefit plan maintained by the Company or any Subsidiary, including a trust forming part of any such plan (an “Employee Benefit Plan”);

(b)
During any 2-year period, individuals who, at the beginning of such 2-year period, constitute the Board (the “Incumbent Board of Directors”), cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) if the election or nomination for election by the Company’s shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board of Directors, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board of Directors, and (ii) no individual shall be deemed to be a member of the Incumbent Board of Directors if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-12 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

(c)
The consummation of a merger, consolidation or reorganization involving the Company or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A “Non-Control Transaction” shall mean a merger, consolidation or reorganization of the Company or any Subsidiary where: (A) the shareholders of the Company (or such Subsidiary, as the case may be) who immediately prior to the merger, consolidation or reorganization owned, directly or indirectly, at least 50% of the combined voting power of the outstanding Voting Securities of the Company or such Subsidiary immediately following such merger, consolidation or reorganization, own at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation"); (B) the individuals who were members of the Incumbent Board of Directors immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the outstanding voting securities of the Surviving Corporation, or (C) no Person or Group, other than (1) the Company, (2) any Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the outstanding Voting Securities or Common Stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's outstanding voting securities or common stock;

(d)	A complete liquidation or dissolution of the Company; or

(e)	The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred solely because any Person or Group (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of the Company as a result of an acquisition of Voting Securities or Common Stock by the Company, which, by reducing the number of shares of Voting Securities or Common Stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or common stock by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or Common Stock, which increases the percentage of the then outstanding shares of Voting Securities or Common Stock beneficially owned by the Subject Person, then a Change in Control shall be deemed to have occurred. In addition, notwithstanding the foregoing, the acquisition or ownership of any Common Stock or Voting Securities by Applied Digital Solutions, Inc. and its Affiliates (determined as if it was the Company) shall not cause or result in a Change in Control.

ARTICLE XIV

TERMINATION OR AMENDMENT OF PLAN

14.1      Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVI), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, to the extent required by the applicable laws of the State of Nevada, the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of any applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would:

(a)	increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(b)	increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(c)	change the classification of Eligible Employees or Consultants eligible to receive Awards under this Plan;

(d)	decrease the minimum option price of any Stock Option or Stock Appreciation Right;

(e)	extend the maximum option period under Section 6.3;

(f)	alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals;

(g)	award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or

(h)
require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company, to the extent required by the applicable laws of the State of Nevada, to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under any applicable rule of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE XV

UNFUNDED PLAN

15.1      Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVI

GENERAL PROVISIONS

16.1      Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

16.2      Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

16.3      No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

16.4      Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

16.5      No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

16.6      Listing and Other Conditions.

(a)
Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)
If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)
Upon termination of any period of suspension under this Section 16.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)
A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

16.7      Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Nevada (regardless of the law that might otherwise govern under applicable Nevada principles of conflict of laws).

16.8      Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

16.9      Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

16.10    Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

16.11    No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

16.12    Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

16.13    Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

16.14    Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

16.15    Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

16.16    Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

16.17    Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

16.18    Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XVII

EFFECTIVE DATE OF PLAN

The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Nevada.

ARTICLE XVIII

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

ARTICLE XIX

NAME OF PLAN

This Plan shall be known as “The RINO International Corporation 2009 Stock Incentive Plan.”

NON-QUALIFIED STOCK OPTION AGREEMENT

Under The
RINO International Corporation 2009 Stock Incentive Plan

AGREEMENT (“Agreement”), dated _________ __, 20__ by and between RINO International Corporation, a Nevada corporation (the “Company”), and _______________ (the “Participant”).

Preliminary Statement

The Board of Directors of the Company (the “Board”) has appointed a committee (the “Committee”) to administer the RINO International Corporation 2009 Stock Incentive Plan (the “Plan”), has authorized this grant of a non-qualified stock option (the “Option”) on _______, 20__ (the “Grant Date”) to purchase the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) set forth below to the Participant, as a Eligible Employee of the Company or an Affiliate (collectively, the Company and all Subsidiaries and Parents of the Company shall be referred to as the “Employer”).

Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. For the convenience of the Participant, capitalized terms used but not defined herein and defined in the Plan have been set forth hereto in Schedule A. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant (i) acknowledges having received and read a copy of the Plan and this Agreement, (ii) agrees to comply with the Plan, this Agreement and all applicable laws and regulations, (iii) acknowledges that the Company has not provided any tax advice to the Participant regarding the grant or future exercise of the Option or the subsequent sale or transfer of shares of Common Stock issuable hereunder, and (iv) understands that the Participant should consult with the Participant’s personal financial, accounting and tax advisors regarding the same to the extent the Participant deems necessary.

Accordingly, the parties hereto agree as follows:

1.       Grant of Option.           The Company hereby grants to Optionee, an Option to purchase _________shares (“Shares”) of its Common Stock in the manner and subject to the conditions provided hereinafter.

2.       Vesting and Exercise.

(a) The Shares underlying the Option shall vest at the time of and shall have an exercise price (the “Option Exercise Price”) as set forth in Exhibit A attached hereto, which is the Fair Market Value or higher of a share of Common Stock on the Grant Date. The Option shall vest proportionately in the periods prior to each vesting date. To the extent that such portion of the Option has become vested and is exercisable as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.3(c) and 6.3(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Option Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable.

(b)               (i)          At the election of the Optionee and with the approval of the Committee, all or any part of the Option that has vested and have not been earlier terminated may be exercised in lieu of making the cash payment to the Company of the aggregate Option Exercise Price by electing instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (“Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii)               For purposes of the foregoing formula:
A= the total number shares with respect to which the Option is then being exercised.
B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the date of receipt by the Company of the exercise representation letter attached hereto as Exhibit B (the “Exercise Representation Letter”).
C= the Option Exercise Price then in effect at the time of such exercise.

3.       Time of Exercise of Option.           Any portion of the Option which has vested may be exercised; provided, however, no portion of the Option may be exercised ______ years after their respective date of vesting (“Vesting Expiration Date”) and any portion of the Option that has not been exercised on or prior to the Vesting Expiration Date shall be automatically forfeited and of no further effect without any action by the Company or the Committee (a “Vesting Expiration”).

4.       Method of Exercise.          All or a portion of the Option may be exercised by payment of the Option Exercise Price in cash or Cashless Exercise by the Optionee, unless another form of payment is authorized by the Committee. In the event of payment of the Option Exercise Price by check, the Option shall not be considered exercised until receipt of cleared funds by the Company upon deposit of the check.

5.       Restrictions on Exercise and Delivery.          Exercise of the Option, or any portion thereof, shall be subject to the conditions set forth below as determined by the Committee in its sole and absolute discretion:

(a)                the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto,

(b)                the listing, registration, or qualification of any Shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto, or

(c)                the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of any Shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Optionee shall execute such documents and take such other actions as are required by the Committee to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or director, or member of the Committee, shall have any liability with respect to the non-issuance of any portion of the Shares on exercise or failure to sell any Shares as the result of any suspensions of exercisability imposed pursuant to this Section.

6.       Expiration of Option.          Except as otherwise provided in this Agreement, to the extent not previously exercised, the Option (or the relevant portion thereof) shall terminate upon the first to occur of any of the following events (the “Expiration Date”):

(a)              the dissolution or liquidation of the Company;

 (b)            at the time of a breach by Optionee of any material provision of the Optionee’s Employment Agreement with the Company or any other written agreement between the Optionee and the Company; or

(c)           any portion of the Option that terminate pursuant to a Vesting Expiration.

7.       Termination of Service. If the Optionee’s employment terminates, any portion of the Option which has vested shall expire on the earliest of the following occasions (or such later date as the Committee may determine):

(a)                the Expiration Date;

(b)                the date three (3) months after the termination of the Optionee’s employment for any reason other than for Cause (including Disability (as defined in Section 22(e)(3) of the Internal Revenue Code), death and retirement);

(c)                the date of the Optionee’s termination of employment for Cause (as such term is defined in the Optionee’s Employment Agreement with the Company).

After the date Optionee’s employment terminates, the Optionee (or in the case of the Optionee’s death or Disability, the Optionee’s representative) may exercise all or any portion of the Option which has vested at any time before its (i) expiration under the preceding sentence or (ii) termination by operation of any of the events in paragraph 5 hereof. When the Optionee’s employment terminates, any portion of this Option which has not vested shall expire immediately without any further action by the Committee or the Company.

8.           Assignability.             This Option may not be sold, pledged, assigned or transferred (except by will or the laws of descent and distribution) unless with the written consent of the Company.

9.           Representation Letter.             Upon exercise of all or any part of the Option, the Optionee will deliver to the Company the Exercise Representation Letter substantially the same as the one set forth on Exhibit B hereto, as such Exhibit may be amended by the Committee from time to time. Optionee also agrees to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

10.         Rights as Shareholder.             Neither Optionee nor his or her executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Shares unless and until certificates representing such Shares shall have been issued in Optionee's name.

11.         No Right of Employment.             Neither the grant nor exercise of any Option nor anything in the Plan or this Agreement shall impose upon the Company any obligation to employ or continue to employ any Optionee. The right of the Company to terminate any employee shall not be diminished or affected because an Option has been granted to such employee.

12.         Mandatory Arbitration.             In the event of any dispute between the Company and Optionee regarding this Agreement, the dispute and any issue as to the arbitrability of such dispute, shall be settled to the exclusion of a court of law, by arbitration in New York City, New York by a panel of three arbitrators (each party shall choose one arbitrator and the third shall be chosen by the two arbitrators so selected) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of a majority of the arbitrators shall be final and binding upon the parties. All costs of the arbitration and the fees of the arbitrators shall be allocated between the parties as determined by a majority of the arbitrators, it being the intention of the parties that the prevailing party in such a proceeding be made whole with respect to its expenses.

13.          The Company’s Rights. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.          Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, beneficiary to whom the Option or Shares may be transferred by will or by the laws of descent and distribution, or another permitted transferee, the word “Optionee” shall be deemed to include such person.

15.          Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to Optionee with this Agreement as Exhibit C.

16.          Section 409A Compliance. To the extent applicable, the Board or the Committee may at any time and from time to time amend, in whole or in part, any or all of the provisions of this Agreement (in a manner determined by the Board or Committee in its sole discretion) solely to comply with Section 409A of the Code and the regulations promulgated thereunder, subject to the terms and conditions of the Plan.

17.          Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or addressed to the Committee, care of the Company to the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

18.         Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

19.         Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

20.         Descriptive Headings.             Titles to Sections are solely for informational purposes.

IN WITNESS WHEREOF, this Agreement is effective as of, and the date of grant shall be _______ __, 20__.

RINO INTERNATIONAL CORPORATION
a Nevada corporation

By:
Its:

OPTIONEE

Print Name

EXHIBIT A

VESTING SCHEDULE AND OPTION EXERCISE PRICE

Number of Shares	Vesting Date	Exercise Price per Share

EXHIBIT B

______________, 20___

RINO International Corporation

Re:           Stock Option Exercise

To Whom It May Concern:

I (the “Optionee”) hereby exercise my right to purchase ________ shares of common stock (the “Shares”) of RINO International Corporation, a Nevada Company (the “Company”), pursuant to, and in accordance with, an option agreement dated _______________, 20__ (the “Agreement”). As provided in such Agreement, I deliver herewith payment as set forth in the Agreement in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name.

The Optionee hereby represents and agrees as follows:

1.              The Optionee acknowledges receipt of a copy of the Agreement. The Optionee has carefully reviewed the Agreement.

2.              The Optionee is a resident of __________.

3.              The Optionee represents and agrees that if the Optionee is an “affiliate” (as defined in Rule 144 under the Securities Act of 1933) of the Company at the time the Optionee desires to sell any of the Shares, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

The foregoing representations and warranties are given on ________ at _____________________.

___ Optionee encloses a check in the amount of $ ______________ for the payment of the aggregate amount of the Option Exercise Price.

___ Optionee elects a Cashless Exercise for __________Option Shares.

OPTIONEE:

Exhibit C

RINO International 2009 Stock Incentive Plan

SCHEDULE A

The following terms used but not defined in the Agreement and defined in the Plan have been provided below for the convenience of the Participant but are qualified in their entirety by the full text of such terms in the Plan.

A.         “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

B.         “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

C.         “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

D.         “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

E.         “Board” means the Board of Directors of the Company.

F.         “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Nevada law.

G.         “Change in Control” has the meaning set forth in Section 13.2 of the Plan.

H.         “Change in Control Price” has the meaning set forth in Section 13.1 of the Plan.

I.          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

J.         “Committee” means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” for purposes of the applicable stock exchange rules; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

K.         “Common Stock” means the common stock, $0.0001 par value per share, of the Company.

L.         “Company” means RINO International Corporation, a Nevada Corporation, and its successors by operation of law.

M.        “Consultant” means any individual or entity who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

N.         “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

O.         “Effective Date” means the effective date of this Plan as defined in Article XVII.

P.         “Eligible Employees” means each employee of the Company or an Affiliate.

Q.         “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

R.         “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

S.         “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

T.         “GAAP” has the meaning set forth in Section 11.2(c)(ii).

U.         “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

V.         “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

W.       “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

X.         “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

Y.         “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

Z.         “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

AA.         “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

BB.         “Performance Goals” mean such performance goals as determined in writing by the Committee.

CC.         “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

DD.         “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

EE.           “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

FF.           “Plan” means this RINO International Corporation 2009 Stock Incentive Plan, as amended from time to time.

GG.         “Reference Stock Option” has the meaning set forth in Section 7.1 of the Plan.

HH.         “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

II.             “Restriction Period” has the meaning set forth in Subsection 8.3(a) of the Plan.

JJ.          “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

KK.         “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

LL.          “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

MM.        “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

NN.         “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

OO.        “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI of the Plan.

PP.          “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

QQ.        “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

RR.         “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

SS.          “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

TT.          “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

UU.          “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

VV.         “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning

QUALIFIED STOCK OPTION AGREEMENT

Under The
RINO International Corporation 2009 Stock Incentive Plan

AGREEMENT (“Agreement”), dated ______ __, 20__ by and between RINO International Corporation, a Nevada corporation (the “Company”), and _______________ (the “Participant”).

Preliminary Statement

The Board of Directors of the Company (the “Board”) has appointed a committee (the “Committee”) to administer the RINO International Corporation 2009 Stock Incentive Plan (the “Plan”), has authorized this grant of a qualified stock option (the “Option”) on _______, 20__ (the “Grant Date”) to purchase the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) set forth below to the Participant, as a Eligible Employee of the Company (collectively, the Company and all Subsidiaries and Parents of the Company shall be referred to as the “Employer”).

Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. For the convenience of the Participant, capitalized terms used but not defined herein and defined in the Plan have been set forth hereto in Schedule A. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant (i) acknowledges having received and read a copy of the Plan and this Agreement, (ii) agrees to comply with the Plan, this Agreement and all applicable laws and regulations, (iii) acknowledges that the Company has not provided any tax advice to the Participant regarding the grant or future exercise of the Option or the subsequent sale or transfer of shares of Common Stock issuable hereunder, and (iv) understands that the Participant should consult with the Participant’s personal financial, accounting and tax advisors regarding the same to the extent the Participant deems necessary.

Accordingly, the parties hereto agree as follows:

1.       Grant of Option.            The Company hereby grants to Optionee, an Option to purchase _________shares (“Shares”) of its Common Stock in the manner and subject to the conditions provided hereinafter. This Option is intended to qualify as an Incentive Stock Option.

2.       Vesting and Exercise.

(a) The Shares underlying the Option shall vest at the time of and shall have an exercise price (the “Option Exercise Price”) as set forth in Exhibit A attached hereto, which is the Fair Market Value or higher of a share of Common Stock on the Grant Date, or 110% of such Fair Market Value in the case of a Ten Percent Stockholder as provided in Code Section 422. The Option shall vest proportionately in the periods prior to each vesting date. To the extent that the Option has become vested and is exercisable as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.3(c) and 6.3(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Option Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable.

(b)         (i)         At the election of the Optionee and with the approval of the Committee, all or any part of the Option that has vested and have not been earlier terminated may be exercised in lieu of making the cash payment to the Company of the aggregate Option Exercise Price by electing instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (“Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii)          For purposes of the foregoing formula:
A= the total number shares with respect to which the Option is then being exercised.
B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the date of receipt by the Company of the exercise representation letter attached hereto as Exhibit B (the “Exercise Representation Letter”).
C= the Option Exercise Price then in effect at the time of such exercise.

3.       Time of Exercise of Option.           Any portion of the Option which has vested may be exercised; provided, however, no portion of the Option may be exercised ______ years after their respective date of vesting (“Vesting Expiration Date”) and any portion of the Option that has not been exercised on or prior to the Vesting Expiration Date shall be automatically forfeited and of no further effect without any action by the Company or the Committee (a “Vesting Expiration”).

4.       Method of Exercise.           All or a portion of the Option may be exercised by payment of the Option Exercise Price in cash or Cashless Exercise by the Optionee, unless another form of payment is authorized by the Committee. In the event of payment of the Option Exercise Price by check, the Option shall not be considered exercised until receipt of cleared funds by the Company upon deposit of the check.

5.       Restrictions on Exercise and Delivery.           Exercise of the Option, or any portion thereof, shall be subject to the conditions set forth below as determined by the Committee in its sole and absolute discretion:

(a)               the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto,

 (b)              the listing, registration, or qualification of any Shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto, or

(c)               the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of any Shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Optionee shall execute such documents and take such other actions as are required by the Committee to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or director, or member of the Committee, shall have any liability with respect to the non-issuance of any portion of the Shares on exercise or failure to sell any Shares as the result of any suspensions of exercisability imposed pursuant to this Section.

6.       Expiration of Option.           Except as otherwise provided in this Agreement, to the extent not previously exercised, the Option (or the relevant portion thereof) shall terminate upon the first to occur of any of the following events (the “Expiration Date”):

(a)	the dissolution or liquidation of the Company;

(b)	the date immediately preceding the tenth (10th) anniversary of the Grant date, in the case of the Ten Percent Stockholder as provide in code Section 422;

(c)	at the time of a breach by Optionee of any material provision of the Optionee’s Employment Agreement with the Company or any other written agreement between the Optionee and the Company; or

(d)	any portion of the Option that terminate pursuant to a Vesting Expiration.

7.       Termination of Service. If the Optionee’s employment terminates, any portion of the Option which has vested shall expire on the earliest of the following occasions (or such later date as the Committee may determine):

(a)               the Expiration Date;

(b)               the date three (3) months after the termination of the Optionee’s employment for any reason other than for Cause (including Disability (as defined in Section 22(e)(3) of the Internal Revenue Code), death and retirement);

(c)               the date of the Optionee’s termination of employment for Cause (as such term is defined in the Optionee’s Employment Agreement with the Company).

After the date Optionee’s employment terminates, the Optionee (or in the case of the Optionee’s death or Disability, the Optionee’s representative) may exercise all or any portion of the Option which has vested at any time before its (i) expiration under the preceding sentence or (ii) termination by operation of any of the events in paragraph 5 hereof. When the Optionee’s employment terminates, any portion of this Option which have not vested shall expire immediately without any further action by the Committee or the Company.

8.           Assignability.            This Option may not be sold, pledged, assigned or transferred (except by will or the laws of descent and distribution) unless with the written consent of the Company.

9.           Representation Letter.            Upon exercise of all or any part of the Option, the Optionee will deliver to the Company the Exercise Representation Letter substantially the same as the one set forth on Exhibit B hereto, as such Exhibit may be amended by the Committee from time to time. Optionee also agrees to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

10.         Rights as Shareholder.            Neither Optionee nor his or her executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Shares unless and until certificates representing such Shares shall have been issued in Optionee's name.

11.         No Right of Employment.            Neither the grant nor exercise of any Option nor anything in the Plan or this Agreement shall impose upon the Company any obligation to employ or continue to employ any Optionee. The right of the Company to terminate any employee shall not be diminished or affected because an Option has been granted to such employee.

12.         Mandatory Arbitration.            In the event of any dispute between the Company and Optionee regarding this Agreement, the dispute and any issue as to the arbitrability of such dispute, shall be settled to the exclusion of a court of law, by arbitration in New York City, New York by a panel of three arbitrators (each party shall choose one arbitrator and the third shall be chosen by the two arbitrators so selected) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of a majority of the arbitrators shall be final and binding upon the parties. All costs of the arbitration and the fees of the arbitrators shall be allocated between the parties as determined by a majority of the arbitrators, it being the intention of the parties that the prevailing party in such a proceeding be made whole with respect to its expenses.

13.         The Company’s Rights. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.         Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, beneficiary to whom the Option or Shares may be transferred by will or by the laws of descent and distribution, or another permitted transferee, the word “Optionee” shall be deemed to include such person.

15.         Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to Optionee with this Agreement as Exhibit C.

16.         Section 409A Compliance. To the extent applicable, the Board or the Committee may at any time and from time to time amend, in whole or in part, any or all of the provisions of this Agreement (in a manner determined by the Board or Committee in its sole discretion) solely to comply with Section 409A of the Code and the regulations promulgated thereunder, subject to the terms and conditions of the Plan.

17.         Incentive Stock Option. Subject to the provisions of the Plan, this Option is an Incentive Stock Option. To the extent the number of Shares exceeds the limit set forth in Section 6.3 of the Plan, such Shares shall be deemed granted pursuant to a Nonqualified Stock Option. Unless otherwise indicated by the Participant in the notice of exercise, upon any exercise of this Option, the number of exercised Shares that shall be deemed to be exercised pursuant to an Incentive Stock Option shall equal the total number of Shares so exercised multiplied by a fraction, (i) the numerator of which is the number of unexercised Shares that could then be exercised pursuant to an Incentive Stock Option and (ii) the denominator of which is the then total number of unexercised Shares.

18.         Disqualifying Disposition. In the event that Common Stock acquired upon exercise of this Option is disposed of by the Participant in a “Disqualifying Disposition,” such Participant shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. For purposes hereof, “Disqualifying Disposition” shall mean a disposition of Common Stock that is acquired upon the exercise of this Option (and that is not deemed granted pursuant to a Nonqualified Stock Option under Section 17 hereof ) prior to the expiration of either two years from the Grant Date of this Option or one year from the transfer of shares to the Participant pursuant to the exercise of this Option.

19.         Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or addressed to the Committee, care of the Company to the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

20.         Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

21.         Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

22.         Descriptive Headings.            Titles to Sections are solely for informational purposes.

IN WITNESS WHEREOF, this Agreement is effective as of, and the date of grant shall be _______ __, 20__.

RINO INTERNATIONAL CORPORATION a Nevada corporation

By:
Its:

OPTIONEE

Print Name

EXHIBIT A

VESTING SCHEDULE AND OPTION EXERCISE PRICE

Number of Shares	Vesting Date	Exercise Price per Share

EXHIBIT B

______________, 20___

RINO International Corporation

Re:           Stock Option Exercise

To Whom It May Concern:

I (the “Optionee”) hereby exercise my right to purchase ________ shares of common stock (the “Shares”) of RINO International Corporation, a Nevada Company (the “Company”), pursuant to, and in accordance with, an option agreement dated _______________, 20__ (the “Agreement”). As provided in such Agreement, I deliver herewith payment as set forth in the Agreement in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name.

The Optionee hereby represents and agrees as follows:

1.             The Optionee acknowledges receipt of a copy of the Agreement. The Optionee has carefully reviewed the Agreement.

2.             The Optionee is a resident of __________.

3.             The Optionee represents and agrees that if the Optionee is an “affiliate” (as defined in Rule 144 under the Securities Act of 1933) of the Company at the time the Optionee desires to sell any of the Shares, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

The foregoing representations and warranties are given on ________ at _____________________.

___ Optionee encloses a check in the amount of $ ______________ for the payment of the aggregate amount of the Option Exercise Price.

___ Optionee elects a Cashless Exercise for __________Option Shares.

OPTIONEE:
_____________________________

Exhibit C

RINO International Corporation 2009 Stock Incentive Plan

SCHEDULE A

The following terms used but not defined in the Agreement and defined in the Plan have been provided below for the convenience of the Participant but are qualified in their entirety by the full text of such terms in the Plan.

A.         “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

B.         “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

C.         “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

D.         “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

E.         “Board” means the Board of Directors of the Company.

F.         “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Nevada law.

G.         “Change in Control” has the meaning set forth in Section 13.2 of the Plan.

H.         “Change in Control Price” has the meaning set forth in Section 13.1 of the Plan.

I.          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

J.         “Committee” means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” for purposes of the applicable stock exchange rules; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

K.         “Common Stock” means the common stock, $0.0001 par value per share, of the Company.

L.         “Company” means RINO International Corporation, a Nevada Corporation, and its successors by operation of law.

M.         “Consultant” means any individual or entity who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

N.         “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

O.         “Effective Date” means the effective date of this Plan as defined in Article XVII.

P.         “Eligible Employees” means each employee of the Company or an Affiliate.

Q.         “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

R.         “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

S.         “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

T.         “GAAP” has the meaning set forth in Section 11.2(c)(ii).

U.         “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

V.         “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

W.        “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

X.         “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

Y.         “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

Z.         “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

AA.         “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

BB.         “Performance Goals” mean such performance goals as determined in writing by the Committee.

CC.         “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

DD.         “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

EE.           “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

FF.           “Plan” means this RINO International Corporation 2009 Stock Incentive Plan, as amended from time to time.

GG.         “Reference Stock Option” has the meaning set forth in Section 7.1 of the Plan.

HH.         “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

II.             “Restriction Period” has the meaning set forth in Subsection 8.3(a) of the Plan.

JJ.           “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

KK.         “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

LL.          “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

MM.        “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

NN.         “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

OO.         “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI of the Plan.

PP.          “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

QQ.         “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

RR.         “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

SS.          “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

TT.          “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

UU.          “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

VV.         “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

RINO International Corporation

VOTE BY INTERNET
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of RINO International Corporation, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 12:00 p.m., Eastern Time on October 7, 2010.

Vote Your Proxy on the Internet:		***Vote Your Proxy by mail:***
Go to www.shareholdervote.info Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this **X**

	FOR	AGAINST	ABSTAIN
1. 2009 RINO International Corporation Stock Incentive Plan	☐	☐	☐

	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
2. Election of Directors NOMINEES: (01) Dejun Zou (02) Jianping Qiu (03) Kennith Johnson (04) Xie Quan (05) Zejin Li	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF APPROVING 2009 RINO INTERNATIONAL CORPORATION STOCK INCENTIVE PLAN AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ **Signature** ______________________ **Date** __________, **2010**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials

The Company's proxy statement and its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available to you to review at:

http://www. shareholdervote.info

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RINO International Corporation

The undersigned appoints Dejun Zou as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of RINO International Corporation held of record by the undersigned at the close of business on August 23, 2010 at the Annual Meeting of Stockholders of RINO International Corporation to be held on October 8, 2010 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)